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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 13, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                       000-20201             06-0967107
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina                    29625
    (Address of principal executive offices)                     (Zip code)

                                 (864) 231-1200
                         (Registrant's telephone number
                              including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

As of December 13, 2007, Hampshire Group, Limited (the "Company") entered into Amendment No. 8 to Credit Agreement (the "Amendment") with respect to that certain Credit Agreement and Guaranty (the "Credit Agreement"), dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006, October 13, 2006, December 29, 2006, March 30, 2007, July 11, 2007,
July 25, 2007, August 31, 2007, September 17, 2007 and November 1, 2007, by and among the Company, the Guarantors party thereto, the Banks named therein (the "Banks") and HSBC Bank USA, National Association, as Agent for the Banks. Pursuant to the Amendment the Banks and the Company agreed, in consideration for $20,000 and the payment of the Agent's legal fees and expenses, to extend the term of the Credit Agreement from December 31, 2007 to February 15, 2008.

The Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The press release announcing the Amendment and related matters is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

            None.

(b) Pro Forma Financial Information.

            None.

(c) Shell Company Transactions.

            None.

(d) Exhibits.

        10.1 Amendment No. 8 to Credit Agreement, dated as of December 13, 2007, with respect to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006,
                 October 13, 2006, December 29, 2006, March 30, 2007, July 11, 2007, July 25, 2007, August 31, 2007, September 17,
                 2007 and November 1, 2007, by and among the Company, the Guarantors party thereto, the Banks named therein (the "Banks") and HSBC Bank USA, National Association, as Agent for the Banks.

        99.1 Press Release issued by Hampshire Group, Limited on December 13, 2007.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HAMPSHIRE GROUP, LIMITED


                                          By:  /s/ Heath L. Golden
                                               ---------------------------------
                                                Name:  Heath L. Golden
                                                Title: Vice President and
                                                       General Counsel


Dated: December 13, 2007